                                                                      Exhibit 24


                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2002, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of February 2003.


                                            /s/ Gregory J. Duman
                                            -----------------------------------
                                            Gregory J. Duman

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2002, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of February 2003.


                                            /s/ Jeffrey Sklar, M.D., PH.D.
                                            -----------------------------------
                                            Jeffrey Sklar, M.D., Ph.D.

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2002, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of February 2003.


                                            /s/ Roland J. Santoni
                                            -----------------------------------
                                            Roland J. Santoni

                                POWER OF ATTORNEY


     The undersigned does hereby make, constitute and appoint Collin J. D'Silva as his lawful agent and attorney-in-fact solely for the purpose of executing and filing all reports on Form 10-K relating to the year ending December 31, 2002, and any amendments thereto, required to be filed with the Securities and Exchange Commission by Transgenomic, Inc.

     IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 10th day of February 2003.


                                            /s/ Parag Saxena
                                            -----------------------------------
                                            Parag Saxena